(LOSS) EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2019
(LOSS) EARNINGS PER SHARE
Schedule of computation of basic and diluted net income per ordinary share

	Years Ended December 31,
	2019	2018	2017
Numerator:
Net (loss) income attributable to the Company	$(1,673,735)	$140,988	$(1,619,040)

Denominator:
Basic and diluted weighted average number of ordinary shares outstanding	6,048,568	6,000,000	6,000,000

Basic and diluted net (loss) income per ordinary share	$(0.28)	$0.02	$(0.27)